EXHIBIT 1

                             Collateral Term Sheets

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                  $977,098,976
                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1997-GLI




                            Number of                             Cut-Off Date Principal        Cut-Off
                                                                          Balance
                                                                  -------------------------
  Loan Name                 Properties   Property Type            ($000's)     % by Balance     Date LTV
  ----------------------------------------------------------------------------------------------------------
  Cadillac Fairview Pool         8       Retail                   $258,460         26.5%            62%
  Century Plaza Towers           1       Office                    229,369         23.5             50
  AAPT (1)                      48       Office, Ind.              125,149         12.8             52
  380 Madison                    1       Office                     89,000          9.1             45
  CAP Pool (2)                  25       Office, Ind.               87,946          9.0             61
  Whitehall Pool                11       Retail, Office, Ind.       72,228          7.4             44
  Ritz Plaza                     1       Multifamily                62,365          6.4             67
  Montehiedra                    1       Retail                     52,580          5.4             57
                               ---                                --------        -----             --
  Total/Weighted Average        96                                $977,099(3)        100% (3)        54%

--------------

(1)  "AAPT" is the Atlantic American Properties Trust Pool Loan.

(2)  "CAP" is the Commonwealth Atlantic Pool.

(3)  Balances may not sum to total due to rounding.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                           Cadillac Fairview Pool Loan



                                Loan Information
                                ----------------

   Principal Balance:   Original            Cut-Off Date (1)
                        --------            ------------
                        $260,000,000        $258,460,281

   Origination Date:    November 26, 1996

   Interest Rate:       7.935%

   Amortization:        30 years

   Hyperamortization:   After the ARD, interest rate
                        increases to 9.935% and all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is deferred until the principal balance is zero.

   Anticipated
   Repayment Date
   ("ARD"):             December 11, 2003

   Maturity Date:       November 26, 2026

   The Borrower/        7 separate special-purpose borrowing
   Sponsor:             entities controlled by the Cadillac
                        Fairview Corporation Limited, which
                        owns interests in approximately 89
                        properties in the U.S. & Canada.

   Call Protection:     Two-year prepayment lockout from the
                        date of the securitization with U.S.
                        Treasury defeasance thereafter until
                        the payment date prior to the ARD.

   Cut-Off Date
   Loan/NRSF:           $95.92

   Removal of           Management may be terminated if (i)
   Property Manager:    DSCR falls below  1.32x  (using a constant of 8.75%) and
                        NOI for the trailing 12 months is less than 75% of NOI for the 12 months preceding 11/1/96; (ii) NOI for the trailing 12 months is less than 60% of NOI for the 12 months preceding 11/1/96; (iii) any of the loans are outstanding after the optional prepayment date; or (iv) there exists an event of default and any of the loans has been accelerated.

   Up Front             Free  Rent:            $2,233,850
   Reserves (3):        Capital  Renovation:   $3,943,103
                        Deferred  Maintenance: $2,137,468
                        Leasing  Reserve:        $988,003

   Ongoing Reserves:    Leasing Reserve:  $140,166/month
                        Cap Ex:            $68,166/month

   Collection  Account: Hard  Lockbox

   Cross-
   Collateralization/
   Default:             Yes

   Partner Loans:       None

                              Property Information
                              --------------------

   Single
   Asset/Portfolio:     Portfolio

   Property
   Type:                Retail

                   Property Location by Allocated Loan Amount

                               [GRAPHIC OMITTED]

   Occupancy:           See Property Description Table

   Year Built:          See Property Description Table

   The Collateral:      7 regional malls and one community center,  encompassing
                        total GLA of 5,451,999 SF.

                        Anchors include Dillard's, JC Penney, Sears and AMC Theaters

   Property Management: General Growth Management, Inc.

   1996 Net
   Operating Income:    $37,409,432

   Underwritten Cash
   Flow:                $35,873,856

   Appraised Value:     $413,900,000

   Appraised By:        Cushman & Wakefield

   Appraisal Date:      November 20, 1996

   Cut-Off Date LTV:    62%

   DSCR (2):            1.56x

---------------

(1)  August 11, 1997.

(2)  Based on Underwritten Cash Flow.

(3)  Amounts remaining in Up Front Reserve Accounts as of 6/18/97.

(4) Upon securitization, the amount remaining in the Free Rent Reserve will be reduced to an amount equal to the free rent exposures outstanding.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                           Cadillac Fairview Pool Loan


                              Property Description
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 % of Mall Store
                                                             Total                Owned              Year         Space Leased
Property                         Location                     GLA                  GLA         Built/Renovated   (as of 5/23/97)
----------------------------------------------------------------------------------------------------------------------------------
Galleria at White Plains         White Plains, NY            882,640            326,725           1980/1993             85%
Esplanade Shopping Mall          Kenner, LA                  909,465            411,925            1985-86              86
Northpark Mall                   Ridgeland, MS               958,183            311,458              1984               98
Dover Mall                       Dover, DE                   671,741            418,261              1982               88
Golden East Crossing Mall        Rocky Mount, NC             572,914            459,957            1986-87              83
Shannon Southpark Mall           Union City, GA              770,571            276,505           1980/1986             78
North DeKalb Mall                Decatur, GA                 634,509            437,757           1965/1986             82
Dover Commons                    Dover, DE                    51,976             51,976              1988               91
                                                         -----------        -----------                                 --
     Total                                                 5,451,999          2,694,564                                 86%(1)


                                      Cut-Off Date                                      Mall Store
                                     Allocated Loan       Appraised      Cut-Off Date    Sales PSF     Underwritten
Property                                 Amount             Value             LTV         (1996)         Cash Flow      DSCR (2)
----------------------------------------------------------------------------------------------------------------------------------
Galleria at White Plains             $  68,690,790      $100,000,000         68.7%         $352        $8,162,904         1.34x
Esplanade Shopping Mall                 51,095,609        80,000,000         63.9           285         6,952,589         1.53
Northpark Mall                          50,697,978        85,000,000         59.6           312         7,467,031         1.66
Dover Mall                              33,003,390        55,500,000         59.5           277         4,659,925         1.59
Golden East Crossing Mall               21,869,716        38,000,000         57.6           276         3,550,472         1.83
Shannon Southpark Mall                  20,875,638        35,500,000         58.8           219         2,912,517         1.57
North DeKalb Mall                        9,940,780        15,900,000         62.5           245         1,795,192         2.03
Dover Commons                            2,286,380         4,000,000         57.2           160           373,226         1.84
                                     -------------     -------------         ----           ---      ------------         ----
     Total                            $258,460,281      $413,900,000         62.4%         $281       $35,873,856         1.56x


                  Lease Expiration Schedule -- Mall Stores Only

 Year Ending Dec. 31           Expiring SF           % of Total SF (3)     Annualized Tenant Base Rent     % of Total Base Rent(3)
----------------------- --------------------------- -------------------- -------------------------------- ------------------------
1997                             147,119                    7.2%                   $2,673,072                      7.4%
1998                             205,659                   10.0                     3,851,675                     10.7
1999                             123,714                    6.0                     2,481,647                      6.9
2000                              85,682                    4.2                     2,192,027                      6.1
2001                             106,187                    5.2                     2,214,187                      6.1
2002                              63,940                    3.1                     1,636,205                      4.5
2003                             179,284                    8.8                     3,922,151                     10.9
2004                             148,997                    7.3                     3,771,821                     10.5
Thereafter                       559,614                   27.3                    13,290,354                     36.9
Vacant (1)                       426,335                   20.8                            --                       --
                              ----------                 -------                   -----------                   ------
     Total                     2,046,531                  100.0%                   $36,033,139                    100.0%

-------------
(1)   Includes 6.8% temporary tenants.
(2)   Based upon Underwritten Cash Flow.
(3)   May not add to 100.0% due to rounding.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                           Cadillac Fairview Pool Loan


                                                                 Moody's
                                             Parent              Credit Rating of                Anchor-Owned/
Mall                      Anchor Tenant      Company (1)         Parent Company (5)   GLA        Collateral          Lease Expiry
------------------------- ------------------ ------------------- ------------------- ----------- ------------------- -------------
Galleria of White         JC Penney          JC Penney           A2                   227,316    Collateral (6)         1/2011
Plains
                          Macy's             Federated           Baa2                 328,599    Anchor Owned            N.A.
                                                                                      -------
                                                                                      555,915
                                                                                      -------

Northpark Mall            Dillard's          Dillard's           A2                   150,000    Anchor Owned            N.A.
                          Gayfer's           Mercantile Stores   A1                   155,276    Anchor Owned            N.A.
                          JC Penney          JC Penney           A2                   136,449    Anchor Owned            N.A.
                          McRae's            Proffitts           Ba2                  205,000    Anchor Owned            N.A.
                                                                                      -------
                                                                                      646,725
                                                                                      -------


Esplanade Shopping Mall   Dillard's          Dillard's           A2                   177,940    Anchor Owned            N.A.
                          Dillard's Junior
                            D.S.             Dillard's           A2                   46,600     Collateral              9/2011
                          Macy's             Federated           Baa2                 235,518    Anchor Owned            N.A.
                          Mervyn's           Dayton Hudson       Baa1                  84,082    Anchor Owned            N.A.
                                                                                     --------
                                                                                      544,140
                                                                                     --------

Dover Mall                Boscov's           Boscov's            Not Rated            137,000    Anchor Owned            N.A.
                          JC Penney          JC Penney           A2                   116,480    Anchor Owned            N.A.
                          Sears              Sears               A2                   111,309    Collateral             8/2002
                          Strawbridge &     May Dept.
                            Clothier          Stores(2)          A2                    74,671    Collateral             8/2002
                                                                                     --------
                                                                                      439,460
                                                                                     --------

Golden East Crossing      Belk               Belk                Not Rated            112,957    Anchor Owned            N.A.
                          JC Penney          JC Penney           A2                   81,729     Collateral             8/2006
                                             Brody Brothers
                          Brody's              Dry Goods Co.     Not Rated            69,960     Collateral             7/2006
                          Sears              Sears               A2                    89,564    Collateral            10/2007
                                                                                     --------
                                                                                      354,210
                                                                                     --------

Shannon Southpark Mall    Macy's             Federated           Baa2                 147,455    Anchor Owned            N.A.
                          JC Penney          JC Penney (3)       A2                   75,000     Anchor Owned            N.A.
                          Sears              Sears               A2                   150,031    Anchor Owned            N.A.
                          Rich's             Federated           Baa2                 121,580    Anchor Owned            N.A.
                                                                                      -------
                                                                                      494,066
                                                                                      -------

North DeKalb Mall         Rich's             Federated           Baa2                 196,752    Anchor Owned            N.A.
                          Upton's (4)        American Retail
                                               Group             Not Rated             75,200    Collateral            Pending
                          AMC Theaters       AMC Inc.            Ba3                   63,395    Collateral            12/2016
                          Vacant             Vacant              N.A.                  36,605    Collateral              N.A.
                                                                                     ---------
                                                                                      370,952
                                                                                     ---------

              Loan Information
              ----------------

Principal Balance:  Original         Cut-Off Date (1)
                    --------         ----------------
                    $230,000,000     $229,369,451

Origination Date:   April 9, 1997

Interest Rate:      8.039%

Amortization:       30 years
---------------

(1) In most cases where the parent company is not the named anchor, the parent company is not the obligor under the applicable lease or operating covenant.

(2) May Dept. Stores assumed lease of prior anchor and has informed Borrower of its intention to open a Strawbridge & Clothier.

(3) JC Penney has entered into an Agreement to Purchase the space formerly occupied by Mervyn's and has commenced construction.

(4) Upton's is in negotiations to lease the anchor space but, as of 7/10/97, had not yet signed the lease.

(5) Reflects Moody's Investors Service's senior unsecured long-term credit rating of parent company as of July 11, 1997.

(6)  Fee interest in land subject to a ground lease.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                            Century Plaza Towers Loan

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                Loan Information
                                ----------------

Hyperamortization:      After the ARD,  interest  rate  increases to 10.039% and
                        all  excess  cash  flow is used  to  reduce  outstanding
                        principal   balance;   the  additional  2%  interest  is
                        deferred until principal balance is zero.

Anticipated Repayment
Date ("ARD"):           April 9, 2007

Maturity Date:          March 9, 2027

The Borrower/Sponsor:   One Hundred Towers L.L.C., which
                        includes  Morgan  Guaranty as Trustee for its Commingled
                        Pension Fund Real Estate, and 2 separate accounts established by Prudential, one on behalf of, indirectly, employee benefit plans of AT&T and another an behalf of, indirectly, employee benefit plans of General Motors.

Call Protection:        Two year prepayment lockout from the
                        date of the securitization with U.S.
                        Treasury defeasance thereafter until
                        the second payment date prior to the
                        ARD.
Cut-Off Date
Loan/NRSF:              $100.59

Removal of Property     May be terminated (i) upon the acceleration of the loan,
Manager:                (ii)  if   outstanding   balance  is  not  repaid   upon
                        anticipated  repayment date or (iii) if for any trailing
                        12-month period, net cash flow less than 85% of net cash flow for 12 months ending 5/1/97.

Up Front  Reserves:     Capital  Expenditures:  $7,165,045
                        Deferred Maintenance:   $1,162,000
                        Parking Garage:         $2,000,000

Ongoing Reserves:       Letter  of credit  in lieu of  TI/LCs  Reserve  Account:
                        Initial amount of $11,500,000

Collection Account:     None;  upon the  occurrence of a  "Triggering  Event," a
                        hard lockbox is established.

Cross-
Collateralization/
Default:                Not Applicable

Partner Loans:          None currently; $40,000,000  permitted.

                              Property Information
                              --------------------
Single
Asset/Portfolio:        Single Asset

Property
Type:                   Office

Location:               2029-2049 Century Park East
                        Los Angeles, CA

Occupancy:              90.5% (as of May 31, 1997)

Year Built:             1975

The Collateral:         2,280,199 net rentable  square feet in two twin 44-story
                        office  towers   Six-story,   subterranean   5,667-space
                        parking garage

                                    Major Office Tenants
                                    --------------------
                                   NRSF         Expiration
                                   ----         ----------

Johnson & Higgins of
California (3)                   137,789 SF       3/31/09
Sidley & Austin                   94,007 SF       1/31/04
HBO                               77,904 SF       4/30/03
Barrister Executive Suites        76,242 SF       6/30/00
Kelco Realty Corp.                68,310 SF      12/31/04

Property Management:    Tooley & Company

1996 Net Operating
Income:                 $34,247,963

Underwritten Cash
Flow:                   $35,718,416

Appraised Value:        $460,000,000

Appraised By:           Cushman & Wakefield

Appraisal Date:         December 6, 1996

Cut-Off Date LTV:       50%

DSCR (2):               1.76x
-----------------

(1)  August 11, 1997.

(2)  Based upon Underwritten Cash Flow.

(3) Johnson & Higgins of California has informed the Borrower that it desires to vacate its space and is working with the Borrower to facilitate the occupancy of its space with a subtenant or a replacement tenant.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                            Century Plaza Towers Loan


                                                   Lease Expiration Schedule

Year Ending Dec. 31           Expiring SF        % of Total SF (1)       Annualized Tenant Base Rent    % of Total Base Rent (1)
-------------------------- ------------------- ----------------------- -------------------------------- --------------------------
1997                            149,526                6.6%                    $ 4,038,426                        6.6%
1998                            193,049                8.5                       5,241,351                        8.6
1999                            210,179                9.2                       4,820,553                        7.9
2000                            197,742                8.7                       4,883,931                        8.0
2001                            167,439                7.3                       4,895,206                        8.0
2002                            107,411                4.7                       2,868,214                        4.7
2003                            213,551                9.4                       5,699,211                        9.3
2004                            311,897               13.7                       8,596,476                       14.1
2005                             31,690                1.4                         722,587                        1.2
2006                             76,253                3.3                       1,672,932                        2.7
Thereafter                      405,305               17.8                       8,758,658                       14.3
Storage/Parking                      --                 --                       8,916,902                       14.6
Vacant                          216,157                9.5                              --                        0.0
                             ----------            --------------                ----------                    ------
     Total                    2,280,199              100.0       %             $61,114,447                      100.0%
-------------------------- ------------------- ----------------------- -------------------------------- --------------------------

(1)   May not add to 100.0% due to rounding.

    Grande LoanTM/SM I: Preliminary Collateral Term Sheet Atlantic American
                      Properties Trust ("AAPT") Pool Loan



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                Loan information
                                ----------------

Principal Balance:      Original              Cut-Off Date (1)
                        --------              ----------------
                Fixed   $ 75,284,000          $  75,149,361
           Floating A      30,000,000            30,000,000
           Floating B      20,000,000            20,000,000
                        ------------          ------------
                Total   $125,284,000          $125,149,361

Origination Date:       June 30,1997

Interest Rate:          Fixed:  Fixed at 7.48%
                        Floating A:  Floating at LIBOR + 93 bps
                        Floating B:  Floating at LIBOR + 76 bps

Interest Rate Cap:      Floating A & B:  LIBOR strike at 8.70%

Amortization:           Fixed:  $4,184,000  fully amortized over 53-month term;
                        $71,100,000 amortized over 305-month term for first 84 months; 276 month schedule for the 36 months thereafter.
                        Floating A & B: Interest only for the first 84 months.

Hyperamortization:      Fixed:  After month 120
                        Floating A & B:  After month 84
Anticipated
Repayment Date          Fixed:  July 11, 2007
("ARD"):                Floating A & B:  July 11, 2004

Maturity Date:          July 11, 2027

The Borrower/           Four separate borrowing entities
Sponsor:                sponsored by Lazard Freres Strategic
                        Realty Investors.

Call Protection:        Fixed:  Prepayment lockout until July 11, 2000 with U.S.
                        Treasury  defeasance  thereafter  until  July 11,  2007.
                        Floating A & B: 3% penalty in year 1, 2% penalty in year
                        2, 1% penalty in year 3 and nothing thereafter.

Cut-Off Date
Loan/NRSF:              $43.21

Removal of              No management  kickout  prior to event of default.  Cash
Property Manager:       flow in excess of debt  service is  escrowed if trailing
                        twelve months' NOI is less than $18,000,000.

Up Front Reserves:      Unpaid TI/Leasing Commissions:
                        $1,345,955
                        Deferred Maintenance: $1,200,000 (2)
                        TI/Leasing Commissions: $6,264,200

Ongoing Reserves:       TI/Leasing Commissions:  Must maintain minimum balanceof
                        $6,264,200
                        Capital Reserve: $612,413 per year

Collection Account:     Sweep Account

Cross-
Collateralization/
Default:                Yes

Partner Loans:          $32,967,000  and $333,000 are both issued to  affiliates
                        of AAPT and are secured by partnership liens.


                              Property information
                              --------------------
Single Asset/
Portfolio:              Portfolio

Property
Type:                   Office, Flex, Industrial, and Land

          Property Location by Allocated Loan Amount

                      [GRAPHIC OMITTED]

Occupancy:              See Property Description Table

Year Built:             See Property Description Table

The Collateral:         37 office & flex, 9 industrial, and 2
                        land properties

Property Management:    Atlantic American Properties
                        Management, Inc., Milby & Associates,
                        and Highwoods

1996 Net Operating
Income:                 $23,983,876

Underwritten Cash
Flow:                   $18,691,677

Appraised Value:        $239,025,000

Appraised By:           Cushman & Wakefield

Appraisal Date:         July 1997

Cut-Off Date LTV:       52%

DSCR (3):               1.75x
-------------------
(1)  August 11, 1997.

(2)  Subject to revision prior to closing of securitization.

(3) Based upon Underwritten Cash Flow and an initial (and current) LIBOR of 5.6875%.

    Grande LoanTM/SM I: Preliminary Collateral Term Sheet Atlantic American
                      Properties Trust ("AAPT") Pool Loan



                              Property Description
------------------------------------------------------------------------------------------------------------------------------------
Property                            Location                      Total RSF           Year Built      Occupancy (as of June 1, 1997)
------------------------------------------------------------------------------------------------------------------------------------
Maschellmac I                       King of Prussia, PA             77,025               1982                    92%
Maschellmac II                      King of Prussia, PA             74,556               1984                   100
Maschellmac III                     King of Prussia, PA             75,488               1985                   100
Maschellmac IV                      King of Prussia, PA             83,855               1986                    93
1760 Market Street                  Philadelphia, PA               122,893               1981                    98
7450 Tilghman Street                Allentown, PA                  100,000               1986                   100
7535 Windsor Drive                  Allentown, PA                  135,219               1986                    93
7150 Windsor Drive                  Allentown, PA                   49,420               1989                   100
7010 Snowdrift Road                 Allentown, PA                   33,029               1991                    85
Masons Mill Building 1              Bryn Athyn, PA                  17,415             1978-1982                 90
Masons Mill Building 2              Bryn Athyn, PA                  12,000             1978-1982                 90
Masons Mill Building 3              Bryn Athyn, PA                  12,000             1978-1982                 90
Masons Mill Building 4              Bryn Athyn, PA                  11,880             1978-1982                 90
Masons Mill Building 5              Bryn Athyn, PA                  16,060             1978-1982                 90
Masons Mill Building 6              Bryn Athyn, PA                  16,000             1978-1982                 90
Masons Mill Building 7              Bryn Athyn, PA                  16,365             1978-1982                 90
Masons Mill Building 8              Bryn Athyn, PA                  18,000             1978-1982                 90
Masons Mill Building 9              Bryn Athyn, PA                  12,000             1978-1982                 90
Masons Mill Building 10             Bryn Athyn, PA                  18,039             1978-1982                 90
Masons Mill Building 11             Bryn Athyn, PA                  12,000             1978-1982                 90
Masons Mill Building 12             Bryn Athyn, PA                  17,994             1978-1982                 90
Masons Mill Building 13             Bryn Athyn, PA                  14,000             1978-1982                 90
Masons Mill Building 14             Bryn Athyn, PA                  18,080             1978-1982                 90
304 Harper Drive                    Moorestown, NJ                  29,537               1975                    91
305 Harper Drive                    Moorestown, NJ                  14,980               1979                   100
303 Fellowship Drive                Mount Laurel, NJ                53,208               1979                    94
305 Fellowship Drive                Mount Laurel, NJ                55,649               1980                    95
307 Fellowship Drive                Mount Laurel, NJ                54,169               1981                    83
309 Fellowship Drive                Mount Laurel, NJ                55,351               1982                    95
700 East Gate Drive                 Mount Laurel, NJ               118,071               1984                   100
701 East Gate Drive                 Mount Laurel, NJ                61,801               1986                   100
815 East Gate Drive                 Mount Laurel, NJ                25,500               1986                    87
817 East Gate Drive                 Mount Laurel, NJ                25,351               1986                   100
Main Street Center                  Richmond, VA                   430,428               1987                    89
Westpark 1                          Durham, NC                      56,601               1985                   100
EM Venture 2                        Bristol, PA                     22,500               1984                   100
EM Venture 1                        Bristol, PA                     60,000               1980                   100
7020 Snowdrift Road                 Allentown, PA                   41,390               1975                   100
6845 Snowdrift Road                 Allentown, PA                   93,000               1975                   100
6755 Snowdrift Drive                Allentown, PA                  125,000               1988                   100
6810 Tilghman Street                Allentown, PA                   54,844               1975                   100
6690 Grant Way                      Allentown, PA                   88,000               1981                   100
6670 Grant Way                      Allentown, PA                   72,885               1979                   100
7055 Ambassador Drive               Allentown, PA                  153,600               1991                   100
50 East Swedesford Road             Frazer, PA                     109,800               1986                   100
52 Swedesford Square                Frazer, PA                     131,017               1988                   100
Iron Run Land                       Allentown, PA                      N/A                N/A                   N/A
East Gate Land                      Mount Laurel, NJ                   N/A                N/A                   N/A
                                                              ------------                                      ---
Total                                                            2,896,000                                       96%

    Grande LoanTM/SM I: Preliminary Collateral Term Sheet Atlantic American
                      Properties Trust ("AAPT") Pool Loan

                              Property Description
------------------------------------------------------------------------------------------------------------------------------------
                                            Cut-Off Date
                                           Allocated Loan         Appraised                        Underwritten
Property                                       Amount               Value       Cut-Off Date LTV     Cash Flow        DSCR (1)
------------------------------------------------------------------------------------------------------------------------------------
Maschellmac I                               $4,494,177         $  8,900,000            50.5%       $435,687             1.22x
Maschellmac II                               5,742,979           11,000,000            52.2         509,824             1.12
Maschellmac III                              5,883,536           11,300,000            52.1         540,833             1.16
Maschellmac IV                               4,618,076           10,400,000            44.4         555,316             1.52
1760 Market Street                           2,532,488            8,500,000            29.8         494,753             2.47
7450 Tilghman Street                         4,173,741            6,725,000            62.1         715,903             2.16
7535 Windsor Drive                           8,045,450           11,500,000            70.0         808,100             1.27
7150 Windsor Drive                           2,135,036            3,750,000            56.9         270,674             1.60
7010 Snowdrift Road                          1,309,488            2,300,000            56.9         183,748             1.77
Masons Mill Building 1                         448,245            1,167,517            38.4          94,218             2.65
Masons Mill Building 2                         308,868              804,491            38.4          64,922             2.65
Masons Mill Building 3                         308,868              804,491            38.4          64,922             2.65
Masons Mill Building 4                         305,780              796,446            38.4          64,273             2.65
Masons Mill Building 5                         413,369            1,076,677            38.4          86,888             2.65
Masons Mill Building 6                         413,369            1,076,677            38.4          86,888             2.65
Masons Mill Building 7                         421,219            1,097,124            38.4          88,538             2.65
Masons Mill Building 8                         463,302            1,206,736            38.4          97,383             2.65
Masons Mill Building 9                         308,868              804,491            38.4          64,922             2.65
Masons Mill Building 10                        464,255            1,209,217            38.4          97,583             2.65
Masons Mill Building 11                        308,868              804,491            38.4          64,922             2.65
Masons Mill Building 12                        463,148            1,206,333            38.4          97,351             2.65
Masons Mill Building 13                        360,346              938,573            38.4          75,743             2.65
Masons Mill Building 14                        463,302            1,206,736            38.4          97,383             2.65
304 Harper Drive                               760,479            1,850,000            41.1          79,673             1.32
305 Harper Drive                               512,409              900,000            56.9          63,162             1.56
303 Fellowship Drive                         2,448,174            4,300,000            56.9         325,331             1.68
305 Fellowship Drive                         2,903,648            5,100,000            56.9         374,913             1.63
307 Fellowship Drive                         2,448,174            4,300,000            56.9         355,633             1.83
309 Fellowship Drive                         2,562,043            4,500,000            56.9         366,430             1.80
700 East Gate Drive                          6,376,639           11,200,000            56.9         733,811             1.45
701 East Gate Drive                          3,871,531            6,800,000            56.9         560,211             1.83
815 East Gate Drive                            953,649            1,675,000            56.9         135,748             1.80
817 East Gate Drive                            910,948            1,600,000            56.9         137,656             1.91
----------------------------------------------------------------------------------------------------------------------------------

(1) Based upon  Underwritten  Cash Flow and an initial  (and  current)  LIBOR of
    5.6875%.

                                                        (Continued on Next Page)

    Grande LoanTM/SM I: Preliminary Collateral Term Sheet Atlantic American
                      Properties Trust ("AAPT") Pool Loan



                        Property Description (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                            Cut-Off Date
                                           Allocated Loan         Appraised                        Underwritten
Property                                       Amount               Value       Cut-Off Date LTV     Cash Flow            DSCR (1)
----------------------------------------------------------------------------------------------------------------------------------
Main Street Center                          $18,473,683       $  32,400,000            57.0%        $5,003,801             2.22x
Westpark 1                                    2,962,325           5,200,000            57.0            430,609             1.83
EM Venture 2                                    712,097           1,250,000            57.0             91,381             1.62
EM Venture 1                                    897,243           1,575,000            57.0            129,462             1.82
7020 Snowdrift Road                             783,307           1,375,000            57.0            115,945             1.87
6845 Snowdrift Road                           2,022,356           3,550,000            57.0            307,923             1.92
6755 Snowdrift Road                           2,506,583           4,700,000            53.3            385,741             1.94
6810 Tilghman Street                          1,025,420           2,075,000            49.4            141,011             1.74
6690 Grant Way                                1,965,389           3,450,000            57.0            321,912             2.07
6670 Grant Way                                1,623,582           2,850,000            57.0            281,742             2.19
7055 Ambassador Drive                         3,361,099           5,900,000            57.0            522,488             1.96
50 East Swedesford Road                       9,376,197          17,000,000            55.2          1,251,404             1.68
52 Swedesford Square                         10,026,330          17,600,000            57.0          1,222,297             1.54
Iron Run Land                                   739,582           4,200,000            17.6           (100,720)           (1.72)
East Gate Land                                  539,695           5,100,000            10.6           (206,661)           (4.83)
                                         --------------       -------------            ----         -----------           -----
    Total                                  $125,149,361        $239,025,000            52.4%     $18,691,677            1.75x
----------------------------------------------------------------------------------------------------------------------------------

(1) Based upon  Underwritten  Cash Flow and an initial  (and  current)  LIBOR of
    5.6875%.

                   Lease Expiration Schedule - Total Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Year Ending Dec. 31               Expiring SF            % of Total SF       Annualized Tenant Base Rent    % of Total Base Rent
--------------------------- ------------------------ ---------------------- ------------------------------ -----------------------
1997                                618,905                   21.4%                $ 5,282,718                      15.5%
1998                                491,206                   17.0                   7,042,032                      20.7
1999                                450,432                   15.6                   5,718,824                      16.8
2000                                407,925                   14.1                   4,719,941                      13.9
2001                                318,922                   11.0                   3,898,889                      11.4
2002                                185,893                    6.4                   2,772,438                       8.1
2003                                 65,906                    2.3                     955,214                       2.8
2004                                 22,384                    0.8                     333,146                       1.0
2005                                150,210                    5.2                   2,271,294                       6.7
2006                                 62,720                    2.2                   1,092,566                       3.2
Vacant                              121,497                    4.2                          --                       0.0
                                 ----------                 ------            ----------------                    ------
    Total                         2,896,000                  100.0%                $34,087,062                     100.0%
--------------------------- ------------------------ ---------------------- ------------------------------ -----------------------


             Loan information
             ----------------
Principal Balance:  Original         Cut-Off Date (1)
                    --------         ------------
                    $89,000,000      $89,000,000


Origination Date:   July 1, 1997

Interest Date:      7.848%

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                                380 Madison Loan


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                Loan Information
                                ----------------

   Amortization:        First 5 years interest only
                        30 years thereafter

   Hyperamortization:   Not Applicable

   Anticipated
   Repayment Date
   ("ARD"):             Not Applicable

   Maturity Date:       July 11, 2014

   The Borrower/        ComMet,  Inc. is a Maryland  corporation whose principal
   Sponsor:             shareholders  are the  Comptroller  of the  State of New
                        York  as  Trustee  of the  Common  Retirement  Fund  and
                        Stichting     Bedrijfspensioen     fonds     voor     de
                        Metaalnijverheid.

   Call Protection:     Two-year   prepayment   lockout   from   the   date   of
                        securitization with U.S. Treasury defeasance thereafter until two payment dates prior to the maturity date.

   Cut-Off Date Loan/
   NRSF:                $99.15

   Removal of
   Property Manager:    (2)

   Up Front  Reserves:  None

   Ongoing Reserves:    (2)

   Collection Account:  None;  upon  the  occurrence  of a  "Trigger  Event"  or
                        certain   events  of   default,   a  hard   lockbox   is
                        established.
   Cross-
   Collateralization/
   Default:             Not Applicable

   Partner Loans:       None

                              Property Information
                              --------------------
   Single
   Asset/Portfolio:     Single Asset

   Property Type:       Office

   Location:            380 Madison Avenue
                        New York, NY

   Occupancy:           86% (as of June 23, 1997)

   Year
   Built/Renovated:     1952/1990

   The Collateral:      Fee interest  subject  to a  master lease in 897,602 net
                        rentable square feet comprised of:
                        Office Space:       769,365 NRSF
                        Retail Space:        49,354 NRSF
                        Storage Space:       34,431 NRSF
                        Garage Space:        44,452 NRSF
                        (150 spaces)

                        The building is master leased for a term which expires 1/26/2014 to Spartan Madison Corp. The master lease is fully net and is subordinate to the mortgage; rent payments are made in advance, in equal monthly installments, according to the following schedule:

                              Period           Annual Rent
                        ------------------- -------------------
                        1/27/94-1/26/99         $16.0 million
                        1/27/99-1/26/04          17.6 million
                        1/27/04-1/26/09          19.1 million
                        1/27/09-1/26/14          22.0 million
                        ------------------- -------------------
                                 Major Office Tenants
                         --------------------------------------
                               NRSF             Expiration
                               ----             ----------
   Chase Manhattan Bank     278,177 SF             9/30/02
   Sprint Comm. Co.          70,000 SF            12/31/01
   LDDS World Com            60,710 SF             8/31/08
                         ------------------- ------------------
   Property
   Management:          HRO International LTD

   1996 Net
   Operating Income:    $16,000,000 (master lease payment)

   Underwritten Cash
   Flow:                $16,000,000

   Appraised Value:     $197,000,000

   Appraised By:        Koeppel Tener Real Estate Services,
                        Inc.

   Appraisal Date:      June 23, 1997

   Cut-Off Date LTV:    45%

   DSCR (3):            2.26x

-------------------
(1)  August 11, 1997.

(2)  Apply upon "Triggering Event" only.

(3) Based upon Underwritten Cash Flow and the debt service during the intital interest-only period.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
               Commonwealth Atlantic Properties ("CAP") Pool Loan


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                Loan information
                                ----------------

Principal Balance:     Original             Cut-Off Date (1)
                       --------             ------------
                       $88,000,000          $87,946,446

Origination Date:      June 30, 1997

Interest Rate:         7.48%

Amortization:          30 years

Hyperamortization:     After the ARD,  interest rate  increases to 9.48% and all
                       excess cash flow is used to reduce outstanding  principal
                       balance;  the  additional  2% interest is deferred  until
                       principal balance is zero.
Anticipated
Repayment Date
("ARD"):               July 11, 2007

Maturity Date:         July 11, 2027

The Borrower/          Commonwealth Atlantic Operating
Sponsor:               Properties Inc. sponsored by Lazard
                       Freres Strategic Realty Investors.

Call Protection:       Prepayment lockout until July 11, 2000
                       with U.S. Treasury defeasance
                       thereafter until July 11, 2007.

Cut-Off Date
Loan/NRSF:             $51.73

Removal of Property    No  management  kickout  prior to event of default.  Cash
Manager:               flow in excess of debt  service is  escrowed  if trailing
                       twelve months' NOI falls below $11,000,000.

Up Front  Reserves:    Unpaid TI/Leasing Commissions:
                       $1,550,576
                       Deferred Maintenance:  $291,200 (2)
                       TI/Leasing Commissions: $4,900,000

Ongoing Reserves:      TI/Leasing Commissions:  Must maintain
                       minimum balance of $4,400,000
                       Capital Reserves:  $301,286 per year

Collection Account:    Sweep Account

Cross-
Collateralization/
Default:               Yes

Partner Loans:         $25,200,000 issued to Commonwealth
                       Atlantic Holding I Inc. is secured by
                       a partnership lien.

                              Property information
                              --------------------

Single Asset/
Portfolio:              Portfolio

Property
Type:                   Office, Flex, Industrial, and
                        Research & Development

Location:               Metropolitan Richmond and Northern
                        Virginia

Occupancy:              See Property Description Table

Year Built:             See Property Description Table

The Collateral:         20 office & flex properties and 5
                        industrial & research & development
                        facilities

Property Management:    Morton G. Thalhimer, Childress Klein,
                        Barnes Morris, Savage Fogarty,
                        Manekin Corporation, CB Commercial

1996 Net Operating
Income:                 $13,493,179

Underwritten Cash
Flow:                   $11,867,823

Appraised Value:        $144,750,000

Appraised By:           Cushman & Wakefield

Appraisal Date:         June 1997

Cut-Off Date LTV:       61%

DSCR (3):               1.59x
----------------------

(1)   August 11, 1997.

(2)   Subject to revisions prior to closing of securitization.

(3)   Based upon Underwritten Cash Flow.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
               Commonwealth Atlantic Properties ("CAP") Pool Loan

                              Property Description
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Total                 Year              Occupancy
Property                               Location                           RSF            Built/Renovated    (as of June 1, 1997)
------------------------------------------------------------------------------------------------------------------------------------
Arboretum VI                           Richmond, VA                      73,195                1991                  92%
Arboretum VII                          Richmond, VA                      30,791                1991                  96
Lakebrooke Pointe                      Richmond, VA                      61,632                1996                 100
Commerce Center                        Richmond, VA                      56,076                1980                 100
Dabney I                               Richmond, VA                      33,600                1982                 100
Dabney II                              Richmond, VA                      42,000                1983                  90
Dabney III                             Richmond, VA                      23,850                1984                 100
Dabney IV                              Richmond, VA                      41,550                1985                 100
Dabney V                               Richmond, VA                      45,353                1985                 100
Dabney VI                              Richmond, VA                      50,400                1986                 100
Dabney VII                             Richmond, VA                      33,419                1987                 100
Dabney VIII                            Richmond, VA                      29,700                1988                 100
Dabney IX                              Richmond, VA                      30,263                1989                  86
Dabney X                               Richmond, VA                      85,844                1989                 100
Dabney XI                              Richmond, VA                      45,250                1994                 100
Dabney A-1                             Richmond, VA                      15,389                1984                 100
Dabney A-2                             Richmond, VA                      33,050                1993                 100
Morton Marks                           Richmond, VA                      45,000             1962/1985               100
2110 Tomlyn Street                     Richmond, VA                      15,910                1965                 100
Brittons Hill                          Richmond, VA                     132,103                1987                 100
Westmoreland Plaza                     Richmond, VA                     121,815             1975/1993               100
Plaza 1900                             McLean, VA                       203,084                1989                 100
Campus Point                           Reston, VA                       172,448                1985                 100
Oakwood Center                         Fairfax, VA                      127,569                1982                 100
Greenwood Center                       Fairfax, VA                      150,961                1985                  89
                                                                      ---------                                    ----
    Total                                                             1,700,252                                      98%
----------------------------------------------------------------------------------------------------------------------------------

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
               Commonwealth Atlantic Properties ("CAP") Pool Loan

                                            Cut-Off Date
                                           Allocated Loan         Appraised        Cut-Off Date    Underwritten
Property                                       Amount               Value              LTV          Cash Flow        DSCR (1)
----------------------------------------------------------------------------------------------------------------------------------
Arboretum VI                               $  4,156,316        $  7,000,000            59.4%      $   580,027           1.65x
Arboretum VII                                 1,187,519           2,000,000            59.4           227,974           2.27
Lakebrooke Pointe                             4,037,564           6,800,000            59.4           581,230           1.70
Commerce Center                               3,384,429           5,700,000            59.4           403,606           1.41
Dabney I                                        712,511           1,200,000            59.4           117,421           1.95
Dabney II                                       831,263           1,400,000            59.4           130,001           1.85
Dabney III                                      534,384             900,000            59.4            82,699           1.83
Dabney IV                                       890,639           1,500,000            59.4           140,376           1.86
Dabney V                                      1,128,143           1,900,000            59.4           176,920           1.85
Dabney VI                                     1,128,143           1,900,000            59.4           179,765           1.88
Dabney VII                                      950,015           1,600,000            59.4           160,081           1.99
Dabney VIII                                     712,511           1,200,000            59.4           116,866           1.94
Dabney IX                                       771,887           1,300,000            59.4           151,243           2.31
Dabney X                                      2,434,414           4,100,000            59.4           383,330           1.86
Dabney XI                                     1,306,271           2,300,000            56.8           192,018           1.74
Dabney A-1                                      231,138           1,200,000            19.3            83,083           4.25
Dabney A-2                                    1,317,460           2,600,000            50.7           174,817           1.57
Morton Marks                                    890,639           1,500,000            59.4           119,777           1.59
2110 Tomlyn Street                              326,568             550,000            59.4            56,546           2.05
Brittons Hill                                 2,671,918           4,500,000            59.4           414,078           1.83
Westmoreland Plaza                            2,909,421           5,200,000            56.0           410,166           1.67
Plaza 1900                                   18,665,681          32,500,000            57.4         2,918,932           1.85
Campus Point                                 15,135,783          23,300,000            65.0         1,875,443           1.46
Oakwood Center                                9,549,185          13,800,000            69.2           862,080           1.07
Greenwood Center                             12,082,642          18,800,000            64.3         1,329,344           1.30
                                             ----------        ------------            ----         ---------           ----
    Total                                   $87,946,446        $144,750,000            60.8%      $11,867,823           1.59x
----------------------------------------------------------------------------------------------------------------------------------
(1)   Based upon Underwritten Cash Flow.

 Year Ending Dec. 31          Expiring SF          % of Total SF       Annualized Tenant Base Rent        % of Total Base Rent
----------------------- ------------------------ ------------------- --------------------------------- ---------------------------
1997                             83,030                  4.9%                $    842,481                          4.7%
1998                            211,887                 12.5                    1,152,472                          6.5
1999                            203,500                 12.0                    1,247,175                          7.0
2000                            151,986                  8.9                    1,086,743                          6.1
2001                            307,876                 18.1                    3,296,968                         18.6
2002                             56,235                  3.3                      406,108                          2.3
2003                            131,363                  7.7                    1,179,906                          6.6
2004                            146,310                  8.6                    1,729,133                          9.7
2005                             17,574                  1.0                      261,213                          1.5
2006                             76,738                  4.5                    1,345,328                          7.6
Thereafter                      281,232                 16.5                    5,213,803                         29.4
Vacant                           32,521                  1.9                           --                          0.0
                            -----------              -------             ----------------                      -------
    Total                     1,700,252                100.0%                 $17,761,330                        100.0%
----------------------- ------------------------ ------------------- --------------------------------- ---------------------------

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                               Whitehall Pool Loan


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


                                Loan information
                                ----------------

   Principal Balance:   Original            Cut-Off Date (1)
                        --------            ------------
                        $73,000,000         $72,228,349

   Origination Date:    August 26, 1996

   Interest Rate:       8.68%

   Amortization:        25 years

   Hyperamortization:   Not Applicable

   Anticipated
   Repayment Date
   ("ARD"):             Not Applicable

   Maturity Date:       September 10, 2000

   The Borrower/        WMP II Real Estate Limited
   Sponsor:             Partnership, a special-purpose
                        Delaware  limited  partnership
                        which is  controlled  by
                        Whitehall Street Real Estate
                        Limited Partnership III.

   Call Protection:     Two-year prepayment lockout from the
                        date of the securitization with U.S.
                        Treasury defeasance thereafter.

   Cut-Off Date Loan/
   NRSF:                $37.06

   Removal of           Management of any property may be terminated:
   Property Manager:   (i) upon the occurrence of an event of default,  or (ii)
                        if as of the last day of any calendar quarter DSCR is less than 1.25 and the NOI for an individual property is less than 80% of the NOI for such property as of the closing date of the loan.

   Up Front Reserves:   Deferred Maintenance:  $794,613
                        TI/Leasing Commissions:  $4,100,000

   Ongoing Reserves:    Cap Ex:  $.21 psf/year
                        TI/Leasing Commissions: Must maintain
                        minimum balance of $4,100,000

   Collection Account:  Sweep Account

   Cross-
   Collateralization/
   Default:              Yes

   Partner Loans:       $56,000,000  note  is  secured  by partnership liens and
                        guaranteed by Whitehall  III and  Whitehall  Street Real
                        Estate Limited Partnership IV.


                              Property information
                              --------------------
   Single Asset/
   Portfolio:           Portfolio

   Property Type:       Office, Retail, Industrial

           Property Location by Allocated Loan Amount

                        [GRAPHIC OMITTED]

   Occupancy:           See Property Description Table

   Year Built:          See Property Description Table

   The Collateral:      7 office, 2 retail, and 2 industrial
                        properties

   Property             Colliers Turley Martin, Galbreath
   Management:          Co., Insignia-O'Donnell Commercial
                        Group, Lincoln Property Co., Trammell
                        Crow NE, Inc., Transwestern Property
                        Co., Westfield Co.

   1996 Net Operating
   Income:              $15,900,553

   Underwritten
   Cash Flow:           $12,617,278

   Appraised Value:     $165,150,000

   Appraised By:        Cushman & Wakefield

   Appraisal Date:      July, August 1996

   Cut-Off Date LTV:    44%

   DSCR (2):            1.74x
------------------------------

(1)   August 11, 1997.

(2)   Based on Underwritten Cash Flow.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                               Whitehall Pool Loan

                                                      Property Description
                                                                              Net                Year             Occupancy
Property                      Property Type     Location                  Rentable SF      Built/Renovated   (as of May 20, 1997)
----------------------------------------------------------------------------------------------------------------------------------
City Center                      Office         Kansas City, MO             639,586           1978/1992               89%
Bennett Park                     Office         Santa Clara, CA             227,699              1983                 89
1511-1515 Third Avenue           Retail         New York, NY                 55,000           1917/1990              100
The Sun Buildings              Industrial       Milpitas, CA                231,840           1980/1988              100
North Ranch Plaza                Retail         Thousand Oaks, CA            69,394              1991                 88
Stevens Creek                    Office         Cupertino, CA                77,762              1984                 98
Hookston Square                  Office         Pleasant Hill, CA           192,042              1984                 95
San Valente Building           Industrial       Santa Clara, CA             104,540           1979/1992              100
One Montvale Avenue              Office         Stoneham, MA                100,420           1890/1987               99
One Northwest Centre             Office         Houston, TX                 150,465              1983                 85
Downtown Plaza                   Office         Long Beach, CA              100,146           1982/1996               88
                                                                         ----------                                 ----
     Total                                                                1,948,894                                   92%
------------------------------------------------------------------------------------------------------------------------------------

                                   Cut-Off Date
                                  Allocated Loan            Appraised                              Underwritten
Property                              Amount                  Value          Cut-Off Date LTV        Cash Flow         DSCR(1)
------------------------------------------------------------------------------------------------------------------------------------
City Center                        $19,185,037            $  36,000,000            53.3%          $  3,017,421          1.57x
Bennett Park                        11,507,064               27,100,000            42.5              2,073,616          1.80
1511-1515 Third Avenue               7,519,663               16,000,000            47.0              1,431,051          1.90
The Sun Buildings                    7,489,981               16,950,000            44.2              1,317,010          1.76
North Ranch Plaza                    5,669,431               10,500,000            54.0                873,687          1.54
Stevens Creek                        5,649,643               12,800,000            44.1                983,542          1.74
Hookston Square                      5,273,659               14,000,000            37.7              1,129,765          2.14
San Valente Building                 4,650,319                9,700,000            47.9                540,803          1.16
One Montvale Avenue                  2,117,379                8,000,000            26.5                449,899          2.12
One Northwest Centre                 1,721,606                6,100,000            28.2                483,992          2.81
Downtown Plaza                       1,444,567                8,000,000            18.1                316,492          2.19
                                   -----------            -------------           -----           ------------          ----
     Total                         $72,228,349             $165,150,000            43.7       %    $12,617,278          1.74x
------------------------------------------------------------------------------------------------------------------------------------

                                          Lease Expiration Schedule - Total Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Year Ending Dec. 31           Expiring SF          % of Total SF         Annualized Tenant Base Rent      % of Total Base Rent
-------------------------- ------------------- ----------------------- -------------------------------- ----------------------------
1997                             141,333                7.3%                   $  2,103,699                        8.2%
1998                             363,750               18.7                       4,376,430                       17.0
1999                             155,828                8.0                       2,361,366                        9.2
2000                             483,421               24.8                       5,946,857                       23.1
2001                             182,263                9.4                       2,810,173                       10.9
2002                             102,211                5.2                       1,694,873                        6.6
2003                             138,518                7.1                       2,070,097                        8.0
2004                             126,442                6.5                       1,778,589                        6.9
2005                              16,899                0.9                         253,310                        1.0
2006                              24,394                1.3                         344,459                        1.3
Thereafter                        61,970                3.2                       2,031,000                        7.9
Vacant                           151,865                7.8                              --                        0.0
                              ----------             ------                  --------------                    -------
     Total                     1,948,894              100.0% (2)                $25,770,853                      100.0% (2)
-------------------------- ------------------- ----------------------- -------------------------------- --------------------------
(1)   Based upon Underwritten Cash Flow.
(2)   May not add to 100.0% due to rounding.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                                 Ritz Plaza Loan


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                Loan information
                                ----------------

Principal Balance:      Original            Cut-Off Date (1)
                        --------            ------------
                        $62,500,000         $62,365,309

Origination Date:       April 25, 1997

Interest Rate:          8.135%

Amortization:           30 years

Hyperamortization:      After the ARD,  interest  rate  increases to 10.135% and
                        all  excess  cash  flow is used  to  reduce  outstanding
                        principal   balance;   the  additional  2%  interest  is
                        deferred until the principal balance is zero.

Anticipated Repayment
Date ("ARD"):           April 11, 2007

Maturity Date:          April 24, 2027

The Borrower/Sponsor:   CS Ritz Holdings,  L.P., is a  special-purpose  Delaware
                        limited partnership. The institutional limited partner is Cadim Holdings, which is owned by a Quebec public employees' retirement fund manager. The other limited partner is an entity controlled by three individuals.

Call Protection:        Two-year prepayment lockout from the
                        date of the securitization with U.S.
                        Treasury defeasance thereafter until
                        the ARD.

Cut-Off Date
Loan/Unit:              $130,199

Removal of Property     No management kickout prior to event
Manager:                of default.  Alternatively, cash flow
                        in excess of debt service is escrowed
                        if net cash flow falls below
                        $6,400,000.

Up Front Reserves:      Cap Ex:  $15,967

Ongoing Reserves:       Cap Ex:  $400/unit/year

Collection Account:     No lockbox  provided  there is no event of default.  The
                        borrower's operating account is swept by lender starting
                        the 6th of the month until debt service and reserves are
                        paid.  One  month  debt  service,   tax,  and  insurance
                        reserved at closing.

Cross-
Collateralization/
Default:                Not Applicable

Partner Loans:          None

                              Property Information
                              --------------------
Single Asset/
Portfolio:              Single Asset

Property Type:          Highrise Multifamily

Location:               235-237 W. 48th Street
                        New York, NY

Occupancy:              Residential: 99% (as of June 17, 1997)
                        Commercial: 100% (as of June 17, 1997)

Year Built:             1990

The Collateral:         40-story, 479-unit multifamily
                        building in New York City

                        Residential:           341,261 NRSF
                        Commercial:             25,432 NRSF
                        Parking:                 158 spaces

Property Management:
                        Knightsbridge Management, L.P.

1996 Net
Operating Income:       $6,868,898

Underwritten
Cash Flow:              $7,573,130

Appraised Value:        $92,500,000

Appraised By:           Koeppel Tener Real Estate Services,
                        Inc.

Appraisal Date:         March 31, 1997

Cut-Off Date LTV:       67%

DSCR (2):               1.34x

-----------------------
(1)   August 11, 1997.

(2)   Based upon Underwritten Cash Flow.

              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                                Montehiedra Loan


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                                Loan Information
                                ----------------

   Principal Balance:   Original            Cut-Off Date (1)
                        --------            ----------------
                        $52,700,000         $52,579,779

   Origination Date:    April 18, 1997

   Interest Rate:       8.23%

   Amortization:        30 years

   Hyperamortization:   After the ARD, interest rate increases to 10.23% and all
                        excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is deferred until the principal balance is zero.

   Anticipated
   Repayment Date
   ("ARD"):             May 11, 2007

   Maturity Date:       May 11, 2027

   The Borrower/        Vornado Montehiedra Acquisitions L.P., a special-purpose
   Sponsor:             Delaware Limited Partnership, 100% owned by subsidiaries
                        of Vornado Realty Trust, a publicly-traded REIT.

   Call Protection:     Two-year   prepayment  lockout  from  the  date  of  the
                        securitization with U.S. Treasury defeasance thereafter, until the payment date prior to the ARD. Cut-Off Date
                        Loan/NRSF: $100.08

   Removal of           May be  terminated  (i)  upon  the  acceleration  of the
   Property Manager:    Montehiedra  loan, (ii) upon the  Anticipated  Repayment
                        Date, or (iii) if, for any trailing 12-month period, the net cash flow falls below 85% of the net cash flow for the 12-month period ending 12/31/96.

   Up Front Reserves:   Deferred Maintenance: $115,000

   Ongoing Reserves:    Cap Ex: $.15 psf/year
                        TI/Leasing Commissions:
                        5/11/97 - 5/11/00: $.10psf/year
                        6/11/00 - Full repayment:  $.23
                        psf/year

   Collection Account:  Hard Lockbox

   Cross-
   Collateralization/
   Default:             Not Applicable

   Partner Loans:       $9,800,000   note  and  $500,000  note  are  secured  by
                        partnership  liens and are  guaranteed by Vornado Realty
                        L.P..

                              Property Information
                              --------------------
Single Asset/
Portfolio:              Single Asset

Property Type:          Retail

Location:               Montehiedra Avenue and State Road 52
                        Rio Piedras
                        San Juan, Puerto Rico

Occupancy:              99% (as of May 1, 1997)

Year Built:             1994

The Collateral:         525,378 SF anchored retail center with three  additional
                        free standing buildings located in the Rio Piedras sector of San Juan, Puerto Rico.

                        Anchored by Kmart, Builder's Square (2), Marshall's, Caribbean Theater. 1996 Mall Store Sales per SF was $376.14


                                  Major Retail Tenants
                             -----------------------------
                                NRSF            Expiration
                             ----------         ----------
Kmart                        135,333 SF           4/30/22
Builder's Square (2)         110,241 SF           4/30/22
Caribbean Theater             50,000 SF           6/30/21
Marshall's                    29,776 SF           1/31/10

Property Management:  Manley-Berenson Associates, Inc.

1996 Net Operating
Income:               $7,763,283

Underwritten Cash
Flow:                 $8,091,213

Appraised Value:      $92,000,000

Appraised By:         Cushman & Wakefield

Appraisal Date:       January 1, 1997

Cut-Off Date LTV:     57%

DSCR (3):             1.69x
---------------------

(1)   August 11, 1997.

(2) Borrower has been informed that Builder's Square store, which is subleased from Kmart, was sold to Masso Expo Corp. on June 30, 1997. Masso Expo Corp. has informed the Montehiedra Borrower of its intent to continue operating the store as a home improvement store possibly under a different name. Kmart is still obligated under the lease for lease payments.

(3)   Based upon Underwritten Cash Flow.


              Grande LoanTM/SM I: Preliminary Collateral Term Sheet
                                Montehiedra Loan


                                                    Lease Expiration Schedule

Year Ending Dec. 31            Expiring SF          % of Total SF        Annualized Tenant Base Rent      % of Total Base Rent
-------------------------- -------------------- ---------------------- -------------------------------- ----------------------------
1997                                  0                0.0%                     $        0                        0.0%
1998                                  0                0.0                               0                        0.0
1999                                450                0.1                          60,000                        0.8
2000                                360                0.1                          50,400                        0.6
2001                                180                0.0                          47,400                        0.6
2002                              2,060                0.4                          78,350                        1.0
2003                                800                0.2                          24,000                        0.3
2004                             25,125                4.8                         616,536                        7.7
2005                            106,196               20.2                       2,488,479                       31.1
2006                             31,065                5.9                         687,789                        8.6
Thereafter                      353,542               67.3                       3,944,705                       49.3
Vacant                            5,600                1.1                              --                         --
                              ---------             ------                  --------------                     ------
     Total                      525,378              100.0%                     $7,997,659                      100.0%(1)
                                                (1)
-------------------------- -------------------- ---------------------- -------------------------------- ----------------------------
(1)   May not add to 100.0% due to rounding.